UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 19, 2008

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	0-25331	94-1788300
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

42-47 Lower Mount Street, Dublin 2, Ireland

(Address and zip code of principal executive offices)

(415) 541-2500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 19, 2008, Critical Path, Inc. (the “Company”) entered into Amendment No. 1 to Agreement and Plan of Merger (the “Amendment”) with CP Holdco, LLC (“Parent”) and CP Merger Co., a wholly owned subsidiary of Parent (“Merger Sub”), which amends the Agreement and Plan of Merger, dated as of December 5, 2007, by and among the Company, Parent and Merger Sub (as amended the “Merger Agreement”). Pursuant to the terms of the Merger Agreement and subject to the satisfaction or waiver of the conditions therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation.

Among other things, the Amendment provides that holders of the Company’s common stock whose shares are being cancelled in connection with the Merger (other than Parent and shareholders entitled to and who properly exercise dissenters’ rights under California law) will receive (i) $.102 per share (subject to adjustments upon any stock split, stock dividend, stock distribution or reclassifications of the Company’s common stock) (the “Cash Merger Consideration”) and (ii) a contingent right (the “Contingent Litigation Recovery Right”) to receive a pro rata amount of any net recovery, as calculated pursuant to the terms of the Amendment, received by the Company with respect to an action pending in the United States District Court for the Western District of Washington captioned Vanessa Simmonds v. Bank of America Corporation and J.P. Morgan Chase & Co. (the “Simmonds Claim”) in which the plaintiff alleges, among other things, violations of Section 16(b) of the Securities Exchange Act of 1934, as amended, by the underwriters in the Company’s March 1999 initial public offering and seeks to compel the underwriters to disgorge any profits they may have realized in violation of Section 16(b). As the statutory beneficiary, the Company is named as a nominal defendant.

Pursuant to the Amendment, holders of options and warrants exercisable for shares of the Company’s common stock with exercise prices at or below the Cash Merger Consideration will receive, for each share of common stock issuable upon the exercise of such options or warrants, the Cash Merger Consideration and the Contingent Litigation Recovery Right.

Pursuant to the Amendment, holders of fractional shares of the Company’s Series E Redeemable Convertible Preferred Stock (the “Series E Preferred Stock”) resulting from the 70,000-to-1 reverse stock split of the Series E Preferred Stock to be effected immediately following the effective time of the Merger will receive, on an as if converted to common stock basis, $.102 per share (subject to adjustments upon any stock split, stock dividend, stock distribution or reclassifications of the Company’s common stock) and the Contingent Litigation Recovery Right.

The Amendment provides that the Company has the right and authority, but not the obligation, to manage, pursue, prosecute, settle, compromise or dismiss the Simmonds Claims or any other related claims, actions or proceedings in such manner as it deems necessary or appropriate in its sole, absolute and unfettered discretion. The Amendment also provides that the Contingent Litigation Recovery Right is not evidenced by any certificate, is not transferable or assignable except by operation of law or by will or intestate succession and does not entitle its holder to any right as holders of common stock or any other equity interest in the Company, including, without limitation, any voting rights or rights to receive dividends, distributions or any other payments.

In addition, the Amendment provides that each of the material amendments to the Company’s existing articles of incorporation contemplated by the proposed second amended and restated articles will be voted on by the Company’s shareholders as separate matters. In addition, the shareholders will vote on a matter to adopt the second amended and restated articles of incorporation as a whole. Each of the matters relating to the second amended and restated articles of incorporation is conditioned upon the approval of the others.

The Amendment was approved by the Company’s board of directors (the “Board”) following the unanimous recommendation of a special committee of the Board composed entirely of disinterested directors.

The foregoing summary of Amendment is qualified in its entirety by reference to the full text of such agreement which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

Additional Information About the Transactions and Where to Find It

In connection with the proposed transactions, the Company has filed a preliminary proxy statement and will file a definitive proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). We urge investors to read the proxy statement and these other materials carefully when they become available because they contain and will contain important information about the Company and the proposed transactions. Investors can obtain free copies of the proxy statement as well as other filed documents containing information about the Company at www.sec.gov, the SEC’s website. Free copies of the Company’s SEC filings are also available on the Company’s website at www.criticalpath.net.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transactions. Information regarding the officers and directors of the Company is included in the Company’s definitive proxy statement for its 2007 annual meeting filed with the SEC on November 29, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transactions.

Cautionary Note Regarding Forward-Looking Statements

This Current Report and the exhibits hereto may contain forward-looking statements by the Company including statements regarding the expectations as to completion of the Merger and other transactions contemplated by the Merger Agreement. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. These risks include, but are not limited to, the ability of the parties to the Merger Agreement and related agreements to satisfy the conditions to closing specified in the Merger Agreement and the related agreements. More information about the Company and the risks the Company faces are detailed in the filings with the SEC (www.sec.gov) made from time to time including the Company’s Form 10-Q for the quarter ended September 30, 2007 and all subsequent filings with the SEC. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 19, 2008, by and among Critical Path, Inc., CP Holdco, LLC and CP Merger Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL PATH, INC.

By:	/s/ Michael Plumleigh
Name:	Michael Plumleigh
Title:	Vice President, General Counsel and
Secretary

Date: February 22, 2008